                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 12, 2000
                                                           -------------


                               Dime Bancorp, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                    001-13094                  11-3197414
-----------------------------        -----------             -------------------
(State or Other Jurisdiction)        (Commission               (IRS Employer
                                     File Number)            Identification No.)


            589 Fifth Avenue
            New York, New York                                   10017
      -------------------------------------------------------------------
      (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 326-6170
                                                           --------------


                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.

        On July 12, 2000, Dime Bancorp, Inc. issued the following earnings release:


                                                Contact:    Dime
                                                            Franklin L. Wright
                                                            (212) 326-6170


July 12, 2000
00/23

FOR IMMEDIATE RELEASE


                      DIME BANCORP REPORTS 16th CONSECUTIVE
                      QUARTER OF RECORD OPERATING EARNINGS


New York - July 12, 2000 - Dime Bancorp, Inc. (NYSE:DME) today announced second quarter 2000 operating earnings of $0.60 per diluted share, up 11% from $0.54 per share in the 1999 second quarter and up from $0.59 per share in the 2000 first quarter. Operating earnings, which are reported earnings adjusted for the effects of certain non-recurring or unusual items, were $66.6 million in the second quarter of 2000, an increase from $60.8 million and $65.3 million in the 1999 second quarter and 2000 first quarter, respectively. The second quarter 2000 operating results exclude charges related to a hostile takeover attempt of Dime by North Fork Bancorporation, Inc. and the termination of Dime's planned merger with Hudson United Bancorp. Operating earnings for the 1999 second quarter and the 2000 first quarter were the same as reported earnings.

"Dime again reported higher operating earnings-our sixteenth consecutive quarter of record operating earnings," said Lawrence J. Toal, Dime's Chief Executive Officer. "The strong 2000 second quarter results were highlighted by continued growth in net interest income, higher levels of fee income, lower expenses and solid asset quality. Dime's franchise continued to produce in a difficult interest rate environment while also dealing with the disruption caused by the hostile takeover attempt."

Mr. Toal also said, "The decision of Warburg Pincus to invest in Dime and the election of Tony Terracciano as Dime's Chairman, which we announced last week, represent affirmations of Dime's strategy and our future prospects."

Net interest income was $156.1 million in the 2000 second quarter, up 12% from $139.9 million in the 1999 second quarter and up from $154.7 million in the 2000 first quarter. The improvements were largely attributable to a higher level of interest-earning assets and a continuing shift in the company's loan mix, as Dime successfully grew its commercial real estate, consumer, and business loans while reducing its residential loan portfolio. This growth more than offset the effects of rising deposit and borrowing costs. The interest rate spread for the 2000 second quarter was 2.99%, compared with 2.98% in the 1999 second quarter and 3.07% in the 2000 first quarter. The net interest margin was 2.88% for the 2000 second quarter, compared with 2.94% in the year-earlier period and 2.96% in the 2000 first quarter.

Non-interest income in the 2000 second quarter was $133.4 million, down from $152.5 million in the 1999 second quarter, but up slightly from $133.2 million in the 2000 first quarter. The decline from the 1999 second quarter reflected a sharp decrease in net gains on sales activities, which were $30.5 million in the 2000 second quarter, down from $57.7 million in the 1999 second quarter, due to lower levels of mortgage banking activity. Excluding net gains on sales activities, non-interest income was $102.9 million in the 2000 second quarter, up 9% from $94.8 million in the 1999 second quarter and up 7% from $96.5 million in the 2000 first quarter.

        - Loan servicing and production fees were $71.3 million in the 2000 second quarter, up 2% as compared with $69.7 million in the 1999 second quarter and up 7% from $66.8 million in the 2000 first quarter. The increase in the 2000 second quarter as compared with the 2000 first quarter largely reflected higher loan production fees.

        - Banking service fees in the 2000 second quarter increased 30% to $16.4 million from $12.6 million in the 1999 second quarter and were 6% greater than the $15.5 million recorded in the first quarter of 2000. The improvement from the prior year period was due to growth in the branch network, principally driven by the purchase of Lakeview Savings Bank in the 1999 second quarter and the acquisition of KeyBank's Long Island banking franchise in the 1999 fourth quarter.

        - Securities and insurance brokerage fees in the second quarter of 2000 were $11.3 million, up 13% from $10.1 million in the 1999 second quarter and up 7% from $10.5 mllion in the 2000 first quarter.

General and administrative expense in the 2000 second quarter was $139.1 million, down 7% from $149.7 million in the 1999 second quarter, which represented the fourth consecutive quarterly reduction in operating expenses. The decrease in the 2000 second quarter as compared with the year-earlier quarter occurred despite the additional costs associated with the Lakeview branches and the KeyBank franchise as well as Citibank's auto finance business, which was acquired in the third quarter of 1999. The most significant factors in the year-over-year reduction in general and administrative expense were volume-related reductions in mortgage banking activity and productivity and efficiency improvements in both banking and mortgage banking operations.

SPECIAL CHARGES

Reported results for the 2000 second quarter included a number of charges resulting from the hostile takeover attempt and the termination of the Hudson United merger. These charges included: (a) legal, advisory and proxy solicitation costs incurred in defending the hostile takeover attempt of approximately $12.3 million; (b) legal, advisory, integration and other expenses of approximately $12.6 million incurred in connection with the terminated merger; (c) $15 million pursuant to the Hudson United merger termination agreement; and (d) $14.4 million related to the accelerated vesting of restricted stock triggered by the hostile takeover attempt. These charges, which totaled $32.2 million after-tax, reduced Dime's 2000 second quarter reported earnings to $34.4 million, or $0.31 per diluted share.

OTHER MATTERS

At June 30, 2000, Dime serviced $41.1 billion of loans for others, compared with $38.0 billion at June 30, 1999 and $39.9 billion at March 31, 2000. The weighted average coupon of residential loans serviced for others was 7.30% at June 30, 2000, compared with 7.17% at June 30, 1999 and 7.27% at March 31, 2000. The book value of mortgage servicing assets at June 30, 2000 was $946 million, including $41 million associated with interest rate hedges, while the estimated fair value was $1.03 billion.

The allowance for loan losses was $143 million at June 30, 2000, or 218% of non-accrual loans, compared with $121 million, or 179% of non-accrual loans, at June 30, 1999 and $142 million, or 194% of non-accrual loans, at March 31, 2000. At June 30, 2000, the ratio of the allowance for loan losses to loans receivable was 0.90%, compared with 0.95% one year earlier and 0.91% at March 31, 2000.

Non-performing assets (non-accrual loans and other real estate owned) were $84.1 million at June 30, 2000, down from $88.5 million at June 30, 1999 and $90.2 million at March 31, 2000. The ratio of non-performing assets to total assets was 0.33% at June 30, 2000, compared with 0.41% one year earlier and 0.37% at March 31, 2000.

In the 2000 second quarter, the provision for loan losses was $7.0 million, compared with $7.5 million in the 1999 second quarter and $7.0 million in the 2000 first quarter. Net charge-offs were $6.1 million in the 2000 second quarter, compared with $3.5 million in the 1999 second quarter and $4.8 million in the 2000 first quarter.

At June 30, 2000, Dime had assets of $25.3 billion, deposits of $14.3 billion, and stockholders equity of $1.6 billion. Dime Bancorp is the parent company of The Dime Savings Bank of New York, FSB (www.dime.com), a regional bank serving consumers and businesses through 127 branches located throughout the greater New York City metropolitan area. Directly and through its mortgage banking subsidiary, North American Mortgage Company (www.namc.com), Dime also provides consumer loans, insurance products and mortgage banking services throughout the United States.

        Investors are urged to read (1) Dime's solicitation/recommendation statement filed with the Securities and Exchange Commission on Schedule 14D-9 on March 21, 2000 with respect to North Fork Bancorporation Inc.'s hostile exchange offer, (2) Dime's proxy statement relating to the 2000 annual stockholders' meeting, and (3) Dime's tender offer statement on Schedule TO when filed with the SEC in connection with Dime's proposed Dutch Auction tender offer, as well as any amendments or supplements to these statements when they become available, because they contain important information. Each of these documents has been or will be filed with the SEC and investors may obtain them for free from the SEC at the SEC's website (www.sec.gov) or from Dime by directing such request to:
Dime Bancorp, Inc., Investor Relations Dept., 589 Fifth Avenue, New York, NY 10017, telephone 1-212-326-6170, or to Innisfree M&A Incorporated at 1-888-750-5834.

        Certain statements in Dime's press releases may be forward-looking. A variety of factors could cause Dime's actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. The risks and uncertainties that may affect the transaction mentioned above, as well as the operations, performance, development, and results of Dime's business, include litigation, interest rate movements, competition from both financial and non-financial institutions, changes in applicable laws and regulations, the timing and occurrence (or non-occurrence) of transactions and events that may be subject to circumstances beyond Dime's control and general economic conditions.

        Dime believes that "operating earnings" basis and "cash operating earnings" information, when taken in conjunction with reported results, provide useful information in evaluating performance on a comparable basis, although operating earnings and cash operating earnings are not currently a required basis for reporting financial results under generally accepted accounting principles.

                                      # # #

                       DIME BANCORP, INC. AND SUBSIDIARIES
                      SELECTED CONSOLIDATED FINANCIAL DATA
                                   (UNAUDITED)



                                                                          At or For the Three Months Ended
                                                 ---------------------------------------------------------------------------
                                                    June 30,            March 31,           Dec. 31,           Sept. 30,
                                                      2000                 2000               1999                1999
                                                 ---------------      ---------------    ----------------    ---------------
OPERATING EARNINGS BASIS (1)
Net income (in thousands)                           $    66,616          $    65,273        $     62,331        $    61,824
Basic earnings per common share                            0.60                 0.59                0.56               0.55
Diluted earnings per common share                          0.60                 0.59                0.56               0.55
Return on average assets                                   1.09 %               1.11 %              1.07 %             1.13 %
Return on average stockholders' equity                    17.14                17.04               16.67              16.75
Interest rate spread                                       2.99                 3.07                3.05               3.12
Net interest margin                                        2.88                 2.96                2.98               3.07
Non-interest income to total revenues                     46.07                46.27               46.29              47.29
Efficiency ratio                                          48.03                49.08               50.30              51.61

CASH OPERATING EARNINGS BASIS (2)
Net income (in thousands)                           $    73,040          $    71,669        $     68,486        $    65,744
Basic earnings per common share                            0.66                 0.65                0.62               0.59
Diluted earnings per common share                          0.66                 0.64                0.62               0.58
Return on average tangible assets                          1.22 %               1.25 %              1.21 %             1.22 %
Return on average tangible
    stockholders' equity                                  28.31                28.59               27.27              22.47

AS REPORTED BASIS
Net income (in thousands)                           $    34,443          $    65,273        $     62,331        $    61,824
Basic earnings per common share                            0.31                 0.59                0.56               0.55
Diluted earnings per common share                          0.31                 0.59                0.56               0.55
Return on average assets                                   0.56 %               1.11 %              1.07 %             1.13 %
Return on average stockholders' equity                     8.86                17.04               16.67              16.75

PERIOD END BALANCE SHEET ITEMS
(IN MILLIONS)
Total assets                                        $    25,259          $    24,180        $     23,921        $    22,601
Total interest-earning assets                            22,509               21,519              21,314             20,386
Securities available for sale                             3,900                3,928               3,850              3,837
Loans held for sale                                       2,165                1,505               1,734              1,716
Loans receivable                                         15,959               15,579              15,207             14,257
Total interest-bearing liabilities                       23,242               22,085              22,007             20,752
Deposits                                                 14,284               14,406              14,261             13,294
Borrowed funds                                            8,958                7,679               7,746              7,458
Stockholders' equity                                      1,560                1,573               1,516              1,475

AVERAGE BALANCES (IN MILLIONS)
Total assets                                        $    24,442          $    23,476        $     23,201        $    21,814
Total interest-earning assets                            21,934               21,014              20,975             19,733
Securities available for sale                             3,935                3,858               3,955              3,613
Loans held for sale                                       1,776                1,325               1,596              1,993
Loans receivable                                         15,734               15,315              14,897             13,562
Total interest-bearing liabilities                       22,456               21,536              21,332             19,944
Deposits                                                 14,259               14,231              14,121             13,326
Borrowed funds                                            8,197                7,305               7,211              6,618
Stockholders' equity                                      1,555                1,532               1,496              1,477


                                                    At or For
                                                    the Three                  At or For the
                                                   Months Ended               Six Months Ended
                                                 ----------------                 June 30,
                                                    June 30,        -------------------------------------
                                                      1999               2000                 1999
                                                 ----------------   ----------------     ----------------
OPERATING EARNINGS BASIS (1)
Net income (in thousands)                         $    60,817          $    131,889         $    119,785
Basic earnings per common share                          0.54                  1.19                 1.08
Diluted earnings per common share                        0.54                  1.19                 1.06
Return on average assets                                 1.15 %                1.10 %               1.12 %
Return on average stockholders' equity                  16.73                 17.09                16.78
Interest rate spread                                     2.98                  3.03                 2.89
Net interest margin                                      2.94                  2.92                 2.84
Non-interest income to total revenues                   52.16                 46.17                52.28
Efficiency ratio                                        51.18                 48.56                51.85

CASH OPERATING EARNINGS BASIS (2)
Net income (in thousands)                         $    64,190          $    144,709         $    125,937
Basic earnings per common share                          0.57                  1.31                 1.13
Diluted earnings per common share                        0.57                  1.30                 1.12
Return on average tangible assets                        1.23 %                1.24 %               1.19 %
Return on average tangible
    stockholders' equity                                21.43                 28.45                21.22

AS REPORTED BASIS
Net income (in thousands)                         $    60,817         $      99,716         $    115,658
Basic earnings per common share                          0.54                  0.90                 1.04
Diluted earnings per common share                        0.54                  0.90                 1.03
Return on average assets                                 1.15 %                0.83 %               1.08 %
Return on average stockholders' equity                  16.73                 12.92                16.21

PERIOD END BALANCE SHEET ITEMS
(IN MILLIONS)
Total assets                                      $    21,430         $      25,259         $     21,430
Total interest-earning assets                          19,281                22,509               19,281
Securities available for sale                           3,498                 3,900                3,498
Loans held for sale                                     2,513                 2,165                2,513
Loans receivable                                       12,711                15,959               12,711
Total interest-bearing liabilities                     19,536                23,242               19,536
Deposits                                               13,415                14,284               13,415
Borrowed funds                                          6,121                 8,958                6,121
Stockholders' equity                                    1,493                 1,560                1,493

AVERAGE BALANCES (IN MILLIONS)
Total assets                                      $    21,202         $      23,959         $     21,409
Total interest-earning assets                          19,127                21,474               19,361
Securities available for sale                           3,303                 3,896                3,302
Loans held for sale                                     2,672                 1,550                2,899
Loans receivable                                       12,580                15,525               12,690
Total interest-bearing liabilities                     19,340                21,996               19,575
Deposits                                               13,270                14,245               13,320
Borrowed funds                                          6,070                 7,751                6,255
Stockholders' equity                                    1,454                 1,544                1,427






(1) Operating earnings represent net income adjusted for the effects of certain non-recurring or unusual items.
(2) Cash operating earnings represent operating earnings excluding amortization of goodwill, net of taxes.

                       DIME BANCORP, INC. AND SUBSIDIARIES
                      SELECTED CONSOLIDATED FINANCIAL DATA
                                   (UNAUDITED)



                                                                          At or For the Three Months Ended
                                                 ---------------------------------------------------------------------------
                                                    June 30,            March 31,           Dec. 31,           Sept. 30,
                                                      2000                 2000               1999                1999
                                                 ---------------      ---------------    ----------------    ---------------

ASSET QUALITY (DOLLARS IN THOUSANDS)
  Non-performing assets:
  Non-accrual loans                                 $    65,829         $     73,562        $     69,362       $     70,815
  Other real estate owned, net                           18,272               16,635              16,691             19,997
                                                 ---------------      ---------------    ----------------    ---------------
Total non-performing assets                         $    84,101         $     90,197        $     86,053       $     90,812
                                                 ===============      ===============    ================    ===============

Non-performing assets to total assets                      0.33 %               0.37 %              0.36 %             0.40 %
Non-accrual loans to loans receivable                      0.41                 0.47                0.46               0.50
Allowance for loan losses                           $   143,432         $    142,485        $    140,296       $    137,077
Allowance for loan losses to:
  Loans receivable                                         0.90 %               0.91 %              0.92 %             0.96 %
  Non-accrual loans                                      217.89               193.69              202.27             193.57


CAPITAL RATIOS
Stockholders' equity to total assets                       6.18 %               6.51 %              6.34 %             6.52 %
The Dime Savings Bank of New York, FSB:
  Tangible and core                                        5.93 (3)             6.16                5.90               6.85
  Tier 1 risk-based                                        8.71 (3)             9.00                8.80              10.23
  Total risk-based                                        10.14 (3)            10.50               10.33              11.15


OTHER PERIOD END DATA
Common shares outstanding (in thousands)                109,299              111,688             110,895            110,755
Book value per common share                         $     14.27         $      14.09        $      13.67       $      13.31
Tangible book value per common share                       9.49                 9.34                8.84              10.39
Loans serviced for others (in millions)                  41,124               39,947              38,430             40,726




                                                    At or For
                                                    the Three                  At or For the
                                                   Months Ended               Six Months Ended
                                                 ----------------                 June 30,
                                                    June 30,        -------------------------------------
                                                      1999               2000                 1999
                                                 ----------------   ----------------     ----------------
ASSET QUALITY (DOLLARS IN THOUSANDS)
  Non-performing assets:
  Non-accrual loans                                  $    67,884       $     65,829          $    67,884
  Other real estate owned, net                            20,591             18,272               20,591
                                                 ----------------   ----------------     ----------------
Total non-performing assets                          $    88,475       $     84,101          $    88,475
                                                 ================   ================     ================

Non-performing assets to total assets                       0.41 %             0.33 %               0.41 %
Non-accrual loans to loans receivable                       0.53               0.41                 0.53
Allowance for loan losses                            $   121,381       $    143,432          $   121,381
Allowance for loan losses to:
  Loans receivable                                          0.95 %             0.90 %               0.95 %
  Non-accrual loans                                       178.81             217.89               178.81


CAPITAL RATIOS
Stockholders' equity to total assets                        6.97 %             6.18 %               6.97 %
The Dime Savings Bank of New York, FSB:
  Tangible and core                                         6.92               5.93 (3)             6.92
  Tier 1 risk-based                                        11.07               8.71 (3)            11.07
  Total risk-based                                         11.99              10.14 (3)            11.99


OTHER PERIOD END DATA
Common shares outstanding (in thousands)                 113,539            109,299              113,539
Book value per common share                          $     13.15       $      14.27          $     13.15
Tangible book value per common share                       10.48               9.49                10.48
Loans serviced for others (in millions)                   37,950             41,124               37,950

(3) Preliminary.

                      DIME BANCORP, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                 (IN THOUSANDS)
                                  (UNAUDITED)


                                                                               JUNE 30,              DECEMBER 31,
                                                                                 2000                    1999
                                                                        ----------------------   ----------------------
ASSETS
Cash and due from banks                                                      $        367,626         $        414,289
Money market investments                                                               12,872                   18,166
Securities available for sale                                                       3,900,016                3,849,676
Federal Home Loan Bank of New York stock                                              328,732                  328,732
Loans held for sale                                                                 2,165,150                1,733,667
Loans receivable, net:
   Residential real estate loans                                                    8,145,896                8,200,120
   Commercial real estate loans                                                     3,881,308                3,482,857
   Consumer loans                                                                   2,817,474                2,495,321
   Business loans                                                                   1,114,016                1,028,756
   Allowance for loan losses                                                         (143,432)                (140,296)
                                                                        ----------------------   ----------------------
      Total loans receivable, net                                                  15,815,262               15,066,758
                                                                        ----------------------   ----------------------
Premises and equipment, net                                                           202,940                  207,373
Mortgage servicing assets                                                             946,489                  980,934
Goodwill                                                                              518,352                  531,415
Other assets                                                                        1,001,337                  790,315
                                                                        ----------------------   ----------------------
Total assets                                                                 $     25,258,776         $     23,921,325
                                                                        ======================   ======================


LIABILITIES
Deposits                                                                     $     14,284,216         $     14,261,449
Federal funds purchased and securities sold under
   agreements to repurchase                                                         3,435,582                1,106,067
Other short-term borrowings                                                         4,215,379                5,321,838
Long-term debt                                                                      1,154,738                1,165,868
Guaranteed preferred beneficial interests in Dime Bancorp, Inc.'s
   junior subordinated deferrable interest debentures                                 152,230                  152,219
Other liabilities                                                                     456,408                  397,779
                                                                        ----------------------   ----------------------
      Total liabilities                                                            23,698,553               22,405,220
                                                                        ----------------------   ----------------------


STOCKHOLDERS' EQUITY
Common stock                                                                            1,203                    1,203
Additional paid-in capital                                                          1,168,087                1,166,530
Retained earnings                                                                     750,748                  670,343
Treasury stock, at cost                                                              (259,564)                (230,035)
Accumulated other comprehensive loss                                                 (100,251)                 (87,257)
Unearned compensation                                                                      --                   (4,679)
                                                                        ----------------------   ----------------------
      Total stockholders' equity                                                    1,560,223                1,516,105
                                                                        ----------------------   ----------------------
Total liabilities and stockholders' equity                                   $     25,258,776         $     23,921,325
                                                                        ======================   ======================

                     DIME BANCORP, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                 (UNAUDITED)



                                                                                         FOR THE THREE MONTHS ENDED
                                                                   -----------------------------------------------------------------
                                                                      JUNE 30,        MARCH 31,         DEC. 31,       SEPT. 30,
                                                                        2000             2000             1999            1999
                                                                   ---------------  ---------------  --------------- ---------------
INTEREST INCOME
Residential real estate loans                                        $    183,730     $    172,462     $    176,044    $    178,268
Commercial real estate loans                                               75,764           69,161           63,389          61,507
Consumer loans                                                             56,696           53,059           51,147          39,370
Business loans                                                             24,012           22,862           18,658           9,028
Mortgage-backed securities                                                 64,835           63,678           63,515          57,427
Other securities                                                           14,151           12,538           12,721          12,658
Money market investments                                                      202              247              239             496
                                                                   ---------------  ---------------  --------------- ---------------
      Total interest income                                               419,390          394,007          385,713         358,754
                                                                   ---------------  ---------------  --------------- ---------------
INTEREST EXPENSE
Deposits                                                                  132,286          130,476          127,895         117,758
Borrowed funds                                                            130,955          108,863          103,964          91,753
                                                                   ---------------  ---------------  --------------- ---------------
      Total interest expense                                              263,241          239,339          231,859         209,511
                                                                   ---------------  ---------------  --------------- ---------------
      Net interest income                                                 156,149          154,668          153,854         149,243
Provision for loan losses                                                   7,000            7,000            7,000           7,000
                                                                   ---------------  ---------------  --------------- ---------------
      Net interest income after provision
        for loan losses                                                   149,149          147,668          146,854         142,243
                                                                   ---------------  ---------------  --------------- ---------------
NON-INTEREST INCOME
Loan servicing and production fees                                         71,265           66,844           68,474          67,402
Banking service fees                                                       16,418           15,521           14,884          13,060
Securities and insurance brokerage fees                                    11,314           10,533            9,129           8,925
Net gains on sales activities                                              30,519           36,639           36,310          42,114
Other                                                                       3,891            3,644            3,821           2,391
                                                                   ---------------  ---------------  --------------- ---------------
      Total non-interest income                                           133,407          133,181          132,618         133,892
                                                                   ---------------  ---------------  --------------- ---------------
NON-INTEREST EXPENSE
  General and administrative expense:
  Compensation and employee benefits                                       75,831           75,617           74,555          77,521
  Occupancy and equipment                                                  27,612           28,114           27,077          25,897
  Other                                                                    35,643           37,553           42,465          42,698
                                                                   ---------------  ---------------  --------------- ---------------
      Total general and administrative expense                            139,086          141,284          144,097         146,116
Amortization of mortgage servicing assets                                  31,009           29,232           28,989          27,940
Amortization of goodwill                                                    8,371            8,346            7,917           4,230
Special charges                                                            54,255               --               --              --
                                                                   ---------------  ---------------  --------------- ---------------
      Total non-interest expense                                          232,721          178,862          181,003         178,286
                                                                   ---------------  ---------------  --------------- ---------------
Income before income tax expense and
  extraordinary items                                                      49,835          101,987           98,469          97,849
Income tax expense                                                         15,392           36,714           36,138          36,025
                                                                   ---------------  ---------------  --------------- ---------------
Income before extraordinary items                                          34,443           65,273           62,331          61,824
Extraordinary items - losses on early extinguishment
  of debt, net of tax benefits                                                 --               --               --              --
                                                                   ---------------  ---------------  --------------- ---------------
Net income                                                           $     34,443     $     65,273     $     62,331    $     61,824
                                                                   ===============  ===============  =============== ===============

PER COMMON SHARE
Basic earnings:
  Income before extraordinary items                                  $       0.31     $       0.59     $       0.56    $       0.55
  Extraordinary items                                                          --               --               --              --
                                                                   ---------------  ---------------  --------------- ---------------
  Net income                                                         $       0.31     $       0.59     $       0.56    $       0.55
                                                                   ===============  ===============  =============== ===============

Diluted earnings:
  Income before extraordinary items                                  $       0.31     $       0.59     $       0.56    $       0.55
  Extraordinary items                                                          --               --               --              --
                                                                   ---------------  ---------------  --------------- ---------------
  Net income                                                         $       0.31     $       0.59     $       0.56    $       0.55
                                                                   ===============  ===============  =============== ===============
Cash dividends declared                                              $       0.08     $       0.06     $       0.06    $       0.06

AVERAGE COMMON SHARES OUTSTANDING
Basic                                                                     110,293          110,537          110,440         112,046
Diluted                                                                   111,439          111,229          111,332         113,127




                                                                    FOR THE THREE
                                                                     MONTHS ENDED            FOR THE SIX MONTHS ENDED
                                                                   ---------------                   JUNE 30,
                                                                      JUNE 30,        ---------------------------------------
                                                                        1999               2000                   1999
                                                                   ---------------    ----------------       ----------------
INTEREST INCOME
Residential real estate loans                                        $    187,254        $    356,192           $    390,070
Commercial real estate loans                                               53,921             144,925                103,675
Consumer loans                                                             22,042             109,755                 41,696
Business loans                                                              6,290              46,874                 12,054
Mortgage-backed securities                                                 52,545             128,513                101,443
Other securities                                                           12,696              26,689                 24,917
Money market investments                                                      270                 449                    776
                                                                   ---------------    ----------------       ----------------
      Total interest income                                               335,018             813,397                674,631
                                                                   ---------------    ----------------       ----------------
INTEREST EXPENSE
Deposits                                                                  116,511             262,762                236,353
Borrowed funds                                                             78,617             239,818                162,890
                                                                   ---------------    ----------------       ----------------
      Total interest expense                                              195,128             502,580                399,243
                                                                   ---------------    ----------------       ----------------
      Net interest income                                                 139,890             310,817                275,388
Provision for loan losses                                                   7,500              14,000                 15,500
                                                                   ---------------    ----------------       ----------------
      Net interest income after provision
        for loan losses                                                   132,390             296,817                259,888
                                                                   ---------------    ----------------       ----------------
NON-INTEREST INCOME
Loan servicing and production fees                                         69,716             138,109                131,644
Banking service fees                                                       12,587              31,939                 23,854
Securities and insurance brokerage fees                                    10,052              21,847                 18,656
Net gains on sales activities                                              57,696              67,158                122,003
Other                                                                       2,452               7,535                  5,576
                                                                   ---------------    ----------------       ----------------
      Total non-interest income                                           152,503             266,588                301,733
                                                                   ---------------    ----------------       ----------------
NON-INTEREST EXPENSE
  General and administrative expense:
  Compensation and employee benefits                                       75,201             151,448                151,674
  Occupancy and equipment                                                  25,901              55,726                 50,687
  Other                                                                    48,559              73,196                 96,896
                                                                   ---------------    ----------------       ----------------
      Total general and administrative expense                            149,661             280,370                299,257
Amortization of mortgage servicing assets                                  35,200              60,241                 65,857
Amortization of goodwill                                                    3,497              16,717                  6,373
Special charges                                                                --              54,255                     --
                                                                   ---------------    ----------------       ----------------
      Total non-interest expense                                          188,358             411,583                371,487
                                                                   ---------------    ----------------       ----------------
Income before income tax expense and
  extraordinary items                                                      96,535             151,822                190,134
Income tax expense                                                         35,718              52,106                 70,349
                                                                   ---------------    ----------------       ----------------
Income before extraordinary items                                          60,817              99,716                119,785
Extraordinary items - losses on early extinguishment
  of debt, net of tax benefits                                                 --                  --                 (4,127)
                                                                   ---------------    ----------------       ----------------
Net income                                                           $     60,817        $     99,716           $    115,658
                                                                   ===============    ================       ================

PER COMMON SHARE
Basic earnings:
  Income before extraordinary items                                  $       0.54        $       0.90           $       1.08
  Extraordinary items                                                          --                  --                  (0.04)
                                                                   ---------------    ----------------       ----------------
  Net income                                                         $       0.54        $       0.90           $       1.04
                                                                   ===============    ================       ================

Diluted earnings:
  Income before extraordinary items                                  $       0.54        $       0.90           $       1.06
  Extraordinary items                                                          --                  --                  (0.03)
                                                                   ---------------    ----------------       ----------------
  Net income                                                         $       0.54        $       0.90           $       1.03
                                                                   ===============    ================       ================
Cash dividends declared                                              $       0.06        $       0.14           $       0.11

AVERAGE COMMON SHARES OUTSTANDING
Basic                                                                     111,958             110,415                111,470
Diluted                                                                   113,239             111,334                112,841

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             DIME BANCORP, INC.



                                             By:   /s/ Anthony R. Burriesci
                                                   ----------------------------
                                                   Anthony R. Burriesci
                                                   Chief Financial Officer


Date: July 12, 2000